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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 of Aames Financial Corporation of our report dated August 6, 1998 appearing on page F-2 of the Company's Annual Report on Form 10-K for the year ended June 30, 2000. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                           /s/ PricewaterhouseCoopers


PricewaterhouseCoopers LLP
Los Angeles, CA
March 14, 2001